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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 29, 2003
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                        (Date of earliest event reported)


                        COMMERCIAL CAPITAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                      000-50126                 33-0865080
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


One Venture, 3rd Floor, Irvine, California                       92618
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(Address of principal executive offices)                       (Zip Code)


                                 (949) 585-7500
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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        (Former name, former address and former fiscal year, if changed since last report)

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Item 5.   Other Events and Required FD Disclosure

     On April 29, 2003, Commercial Capital Bancorp, Inc. (the "Company") filed with the Securities and Exchange Commission the presentation which is attached as Exhibit 99.1 to this Form 8-K. The executive officers of the Company intend to utilize the presentation, in whole or in part, at the Company's annual shareholders' meeting on April 29, 2003, and at subsequent presentations made by executive officers of the Company throughout the fiscal quarter ended June 30, 2003.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

          Exhibit 99.1 Presentation

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               COMMERCIAL CAPITAL BANCORP, INC.


                                                 By: /s/ Stephen H. Gordon
                                                     -----------------------
                                                     Stephen H. Gordon
                                                     Chairman of the Board and
                                                     Chief Executive Officer


Date: April 29, 2003